UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 0-28930

ROADHOUSE GRILL, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Florida (State Or Other Jurisdiction Of Incorporation Or Organization)	65-0367604 (IRS Employer Identification No.)

2703-A Gateway Drive
Pompano Beach, Florida 33069
(Address Of Principal Executive Offices)

(954) 957-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2005, the Company entered into a retention agreement (“Agreement”) with Michael C. Brant, its Executive Vice President and Chief Financial Officer. Under the Agreement, Mr. Brant has agreed to remain with the Company until at least September 30, 2005. For agreeing to continue to provide services through that date and subject to the terms set forth in the Agreement, Mr. Brant will receive a retention bonus in the amount and paid in the manner set forth in the Agreement.

A copy of the Retention Agreement is filed as Exhibit 10.1 to this Form 8-K, and this summary is qualified in its entirety by the full terms of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Retention Agreement dated as of March 29, 2005 by and between Roadhouse Grill, Inc. (the “Company”) and Michael C. Brant.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Ayman Sabi
President and Chief Executive Officer

Dated: April 5, 2005

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Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Retention Agreement dated as of March 29, 2005 by and between Roadhouse Grill, Inc. (the “Company”) and Michael C. Brant

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